UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2009

Commission	Exact name of registrant as specified in its charter	State of	I.R.S. Employer
File Number	and principal office address and telephone number	Incorporation	Identification No.
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
The Board of Directors of Washington Gas Light Company (“Washington Gas”) amended the Bylaws of Washington Gas at a meeting of the Board of Directors held on September 23, 2009. The Bylaw amendment reduces the number of persons on the Washington Gas Board of Directors from nine to eight persons. The Bylaw amendment will be effective on October 1, 2009, the date of the retirement of Mr. James H. DeGraffenreidt, Jr., the current Chairman and Chief Executive Officer. As previously reported, Mr. Terry D. McCallister has been elected Chairman and Chief Executive Officer, also effective on October 1, 2009.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
3(ii) Bylaws, as amended effective October 1, 2009.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

Washington Gas Light Company
(Registrant)

Date: September 25, 2009	/s/ Mark P. O’Flynn
Mark P. O’Flynn
Controller
(Principal Accounting Officer)